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                                                                      Exhibit 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In accordance with 18 U.S.C. Section 1350, the undersigned hereby certify, in the indicated capacities with respect to Value Line, Inc. (the "Issuer"), that the quarterly report on Form 10-Q for the quarter ended July 31, 2003 of the issuer fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the quarterly report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the issuer. This certification is not to be deemed to be filed pursuant to the Securities Exchange Act of 1934 and does not constitute a part of the quarterly report on Form 10-Q of the issuer accompanying this certification.

Date: September 15, 2003            By: s/ Jean Bernhard Buttner
                                           -----------------------------------
                                           Jean Bernhard Buttner
                                           Chairman & Chief Executive Officer


Date: September 15, 2003            By: s/ David T. Henigson
                                           -----------------------------------
                                           David T. Henigson
                                           Vice President & Treasurer


Date: September 15, 2003            By: s/Stephen R. Anastasio
                                           -----------------------------------
                                           Stephen R. Anastasio
                                           Chief Financial Officer